Mark Erickson, CEO & President Mike Decker, COO King Grant, CFO AMEX: GSX The Oil & Gas Conference Denver August 14-17, 2006

Forward-Looking Statements The SEC has generally permitted oil and gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Certain statements set forth in this presentation relate to management's future plans, objectives and expectations. Such statements are forward looking within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. In addition, forward- looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "project," "estimate," "anticipate," "believe," or "continue" or the negative thereof or similar terminology. Although any forward-looking statements contained in this presentation are to the knowledge or in the judgment of the officers and directors of the Company, believed to be reasonable, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. Some of the key factors that may cause actual results to vary from those the Company expects include inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; delays or cancellations of drilling operations because of weather and other natural and economic forces; fluctuations in oil and natural gas prices in response to changes in supply; competition from other companies with greater resources; environmental and other government regulations; defects in title to properties; increases in the Company's cost of borrowing or inability or unavailability of capital resources to fund capital expenditures; and other risks described under "Risk Factors" in Part I, Item 1 of the Company's latest Annual Report on Form 10-K filed with the Securities and Exchange Commission. Corporate Headquarters Gasco Energy, Inc. 8 Inverness Drive East, Suite 100 Englewood, CO 80112-5625 www.gascoenergy.com P: 303.483.0044 • F: 303.483.0011 Investor Relations Contact King Grant, Chief Financial Officer P: 303.483.0044 E: kgrant@gascoenergy.com AMEX: GSX

Regional Gas Potential 346 Tcf #2 Green River Basin - 18.5 Tcf #1 Uinta Basin - > than 30.7 Tcf Source: USGS & Potential Gas Committee Shale gas production CBM production Tight gas sands production Source: EIA & A.G. Edwards U.S. Unconventional Gas Production (Bcf per day) Large Resource Base, Tight-Gas Focus

Rocky Mountain Natural Gas Focus Predictable, low-risk reserve adds going forward Low geologic risk, statistical play in stacked sands Large inventory of exploitation well locations with re-investment opportunity Experienced Management Team Proven gas finders and company builders Each with 20+ years industry experience Management 12.3% ownership position Corporate Profile UT CO WY UINTA BASIN GREEN RIVER BASIN DENVER - GSX HQ Field Office

Production Q101-Q301 Q401 Q102 Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 East 0 17.5 9.8 8.7 28 20 38.2 108 66 59 136 130 138.2 131.5 147.1 300.2 489.3 776.1 901 862.7 MMcfe 862.7 MMcfe Q206 Production: 187% increase over Q205 FY 2005 Production 1.7 Bcfe

2005 proved reserves: 76.7 Bcfe (26% proved developed, 97% gas, 100% in Utah) Reserves Q101-Q301 Q401 Q102 Q202 Q302 Q402 2002 2003 2004 2005 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 East 0 17.5 9.8 8.7 28 20 21.5 14.2 41.3 76.7 136 130 138.2 131.5 147.1 300.2 489.3 744.4 76.7 Bcfe Bcfe 86% increase over 2004

6 miles 10% Riverbend Project Uinta Basin, Utah Estimated 2-P Reserves (6/30/06) Gasco Energy, Inc. Proved + Probable Comparison Gasco Energy, Inc. Proved + Probable Comparison Gasco Energy, Inc. Proved + Probable Comparison Gasco Energy, Inc. Proved + Probable Comparison Gasco Energy, Inc. Proved + Probable Comparison Gasco Net Interest Gasco Net Interest Gasco Net Interest Gasco Net Interest Gasco Net Interest MMcf MBbl MMcfe Proved + Probable 12/31/2004 269,043 1,958 280,789 Proved + Probable 6/30/2006 329,787 2,318 343,692 % Change 23% 18% 22% Gasco Energy, Inc. Proved + Probable Reserve Reconciliation Gasco Energy, Inc. Proved + Probable Reserve Reconciliation Gasco Energy, Inc. Proved + Probable Reserve Reconciliation Gasco Energy, Inc. Proved + Probable Reserve Reconciliation MMcf MBbl MMcfe Beginning Balance (12/31/04) 269,043 1,958 280,789 Production 3,358 20 3,476 Additions 196,639 1,379 204,914 Revisions (139,253) (1,039) (145,487) Ending Balance (06/30/06) 329,787 2,318 343,692

Recent Events YTD Activity Reached TD on 11 gross (6.7 net) wells Behind-pipe completions 9 gross (4.1. net) wells Reduced completion costs by $500,000 on recent well Reduced drilling time to 30 days Operate 51 gross wells $57MM cash at 6/30/06 Fourth rig Move In Rig Up Two rigs under contract for Wyoming Contracted fifth rig, a new-build, to be delivered in Dec. 2006 / Jan. 2007

Operational Goals Focus on improving operating efficiencies in Utah Reduce drilling days Aggressively bid services whenever possible Reduce reliance on expensive rental equipment Shoot seismic in Utah Expand GPM business in Utah Grow oilfield services subsidiary to leverage cost benefits Expose GSX to high-upside projects Test Hilliard Shale with Hunt Petroleum in Wyoming (over-pressured) Test the Mancos Shale potential in Utah (over-pressured) Test Muddy Creek / Ericson trend in Wyoming (over-pressured) California oil and gas and Nevada oil projects

Uinta Basin, Utah

A Legacy Asset

GASCO Energy

Riverbend

- Gasco acreage Federal 77%, State/Fee 23%
- 124,281 gross (74,471 net) acres at 12/31/05
- 100% of Gasco's reserves/ production located in Utah
- 51 operated wells
- 40-acre spacing

Federal Units

Gasco Leases

Wells & Locations

Gas Fields

Oil Fields



Exploration upside: Mancos / Dakota
Brundage Canyon
Monument Butte
Natural Buttes
GASCO RIVERBEND PROJECT
GASCO
West Tavaputs
Green River
6 MILES
Targeting Wasatch, Mesaverde & Blackhawk formations (7,000'- 13,000'+)

Natural Gas Growth 10

Riverbend Project Competitive Landscape Gasco Leases D / EOG Samson WGR (APC pending) D / STR / EOG EOG 6 miles BBG / EOG SGY / NFX / Yates BBG / BRY Samson APC (Acq Kerr McGee)

Riverbend Cross Section Wasatch (7000' - 9000') Upper Mesaverde (9000' - 10,500') Lower Mesaverde (10,500' - 12,000') 0.5 to 1.5 Bcf Estimated 0.75 Bcf average 0.25 to 1.0 Bcf Estimated 0.4 Bcf average 0.25 to 1.0 Bcf Estimated 0.4 Bcf average Over-pressured Gas Normal-pressured Gas Normal-pressured Gas *Hypothetical case; actual well results may vary from this diagram. Blackhawk Fluvial (12,000' - 12,500') 0.25 to 0 .5 Bcf Estimated Over-pressured Gas 0.5 to 2.0 Bcf Estimated 0.75 Bcf average Over-pressured Gas Blackhawk Marine (12,500' - 13,500') Manufacturing model Economies of scale Low geologic risk Statistical play Targeted 1.5 to 3 Bcfe EUR Cost to D&C $3.5 MM Riverbend Project

Blackhawk in Geologic Time Marine Turbidite Deposition Marine Bar Sand Deposition Marine Shoreface Deposition Coastal Plain Fluvial Deposition WEST EAST

Based on 40-acre spacing 374 Gross Spring Canyon Potential Locations (250 Net) 100% Operated Locations Estimated EUR: 1.5 - 2.5 Bcf BH, LMV, $3.0 MM D&C 0.5 - 1.0 Bcf W, UMV; $0.5 MM recompletion EUR Source: Gasco Estimate GSX Producing Gas Wells Spring Canyon Potential Locations Spring Canyon Potential Fairway Spring Canyon Current Fairway Gasco Leases Blackhawk Formation Spring Canyon Marine Trend 1 Mile 186 Gross (133 net) 188 Gross (117 net) Blackhawk Spring Canyon Marine Trend 6 Miles Riverbend Project Uinta Basin, Utah

Riverbend Spring Canyon Typecurve Wells with BH and/or LMV completions [1st MOB] with WAS/UMV uplift State 4-32B State 7-36A Federal 43-30 Federal 41-31 Federal 12-29 Federal 24-31 Actual Typecurve BH/LMV Completion: Qi = 28,000 mcf/mo; De = 59%; B = 1.8; Initial EUR = 1.29 BCF Uplift Completion: Qi = 30,000 mcf/mo;De = 55%, B = 1.8 Total EUR: 1.97 BCF Gas Production Mcf/ Month Months from Uplift

Riverbend Sensitivities Expected Case Reduce CAPEX 10.0% Increase Reserves / Gas Price 15% Reduce LOE 20% -- Expected IRR 27% NPV (10%) $1,971,000 NPV (10%) $1.28/Net Mcf Base Case Assumptions Gas/Cond 1.9 BCF & 5B/MM Gas/Oil Price (Questar) $6.00 & $60 CWC $3,500,000 LOE $4,000/month -- Current IRR 16.3%

Based on 40-acre spacing 1,857 Gross Kenilworth Potential Locations (1,216 Net) 100% Operated Locations 65% Avg. WI Estimated EUR: 1.0 - 1.5 Bcf BH, LMV, $3.2 MM D&C 0.25- 0.75 Bcf W, UMV; $0.5 MM recompletion EUR Source: Gasco Estimate GSX Kenilworth Producers Kenilworth Potential Fairway Kenilworth Current Fairway Gasco Leases Blackhawk Formation Spring Canyon Marine Trend 1 Mile 1,531 Gross (991 net) 326 Gross (221 net) Blackhawk Kenilworth Marine Trend 6 Miles Riverbend Project Uinta Basin, Utah Blackhawk Formation Kenilworth Marine Trend

Kenilworth Actual & Conceptual Typecurves Typecurves Kenilworth/LMV Completion: Actual Typecurve Qi = 25,930 mcf/mo; De = 57%; B = 1.8; EUR = 1.26 BCF LMV/UMV/Was Uplift: Conceptual Typecurve Qi = 31,000 mcf/mo; De = 50%; B = 1.8; FINAL EUR: 2.03 BCF Wells with BH/LMV completions [1st MOB] Wilkin Ridge 23-29 Wilkin Ridge 12-32 Wilkin Ridge 31-32 Wilkin Ridge 34-17 WR 12-32 LMv Completion Gas Production Mcf/ Month Months On

Wilkin Ridge Sensitivities Expected Case Reduce CAPEX 15% Increase Reserves / Gas Price 15% Reduce LOE 20% -- Expected IRR 22% NPV (10%) $1,230,000 NPV (10%) $1.09/Net Mcf Base Case Assumptions Gas/Cond 1.3 BCF & 5 B/MM Gas/Oil Price (Questar) $6.00 & $60 CWC $3,175,000 LOE $4,000/month -- Current IRR 10.9%

Riverbend - WAS/Mv/Desert/Grassy Actual Typecurve Actual Typecurve Desert/Grassy/LMV Completion: Qi = 28,000 mcf/mo; De = 63%; B = 1.8 Initial EUR = 1.12 BCF WAS/UMV Uplift Completion: Qi = 25,000 mcf/mo; De = 50%; B = 1.8; Total EUR: 1.60 BCF Months from Uplift Gas Production Mcf/ Month Wells with Desert/Grassy/LMV completions [1st MOB] with WAS/UMV uplift Federal 12-29 State 4-32B State 12-32 US 41-02 Federal 43-19

Uinta Basin NAV Per Share $4.88 per share (W/Mv/BH, See Assumptions) Assumptions Risked W/Mv/BH locations Value from Expected Case No value assigned to Uinta Basin & Green River Basin exploration upside No value assigned to mid-stream assets

Assumptions

Emerging Deep Gas Activity UT CO WY UINTA BASIN GREATER GREEN RIVER BASIN KMG (APC pending), STR, EOG, BBG Mancos, Entrada, Navajo, Wingate STR, KOG, DVN Baxter, Frontier, Dakota STR, UPL, WGR (APC pending) Rock Springs, Blair, Hilliard VERMILLION BASIN WASHAKIE BASIN

Uinta Basin Deep Gas Activity Regional Exploratory Wells Natural Buttes Monument Butte 6 MILES Brundage Canyon GASCO GASCO RIVERBEND PROJECT Green River West Tavaputs Deep Test Mancos Shale, Entrada, Wingate

Uinta Deep Cross Section Mancos (13,000' - 16,000') Dakota / Morrison (16,000' - 16,500') Entrada / Navajo / Wingate (17,500' - 18,000') Over-pressured Gas Normal & over-pressured Gas Over-pressured Gas Over-pressured Gas Est. TD 16,500' Est. $6 MM D&C Spud date to be determined Initial Mancos / Dakota Test Up-hole W, MV, BH (9000' - 13,000')

GRB Deep Gas Activity Daniel Anticline Muddy Creek Trend Pinedale Anticline Daniel Anticline La Barge Platform 6 MILES Deep Test Rock Springs, Blair, Hilliard Shale Stewart Point* (UPL/STR) 19,520' Tested @ 10.7 MM/d 9C-33 (UPL/STR) Q406 Spud 19,500' WY Regional Exploratory Wells Jonah Field *Source: Operator News Release

Daniel Anticline Cross Section Lance (9000' - 11,500') Ericson (11,500' - 12,000') Over-pressured Gas Over-pressured Gas Rock Springs / Blair (12,000' - 15,000') Over-pressured Gas Over-pressured Gas Hilliard Shale (15,000' - 16,500') Initial Hilliard Shale test permitted Est. $8 MM D&C First well GSX pays 25% for 25% Subsequent wells GSX pays 25% for 50% until $10 MM cum. carry Spud date to be determined GSX / Hunt Petroleum

Seismic Redacted

Capital Summary Share Related at 12/31/05 Common shares outstanding Preferred series (converted) Convertible Debentures Total options1 Fully diluted shares Shares 000s 7,157 5,981 % Fully Diluted Shares 6.7% 5.6% 12.3% Shares 000s 84,968 479 16,250 4,530 106,227 Management Ownership Common Stock2 Options3 1 Calculated using treasury stock method 2 Assumes management's Preferred position is converted to Common 3 Management options exercise price from $1.00 to $3.39 (Avg. $2.00); all options exercise price from $1.00 to $7.39 (Avg. $2.29)

Investing in Growth Rocky Mountain Natural Gas Focus Vast gas resource potential Stacked tight gas sands Low geologic risk, statistical plays High Quality Resource Base Acreage position is the "hole in the donut" of large independent producers 2005 proved reserves: 76.7 Bcfe (97% gas, 100% in Utah, 26% PDP) Predictable, low-risk reserve adds going forward Operational and Technical Expertise Technology and completion-efficiency driven Applying advances in multiple stage hydraulic frac'ing techniques Leading industry partners contributing technology, manpower, equipment and risked services Visible and Repeatable Production Growth Large, focused drilling inventory in the Uinta basin and the Greater Green River basin Leasehold acreage provides future long-term drilling opportunities Significant project inventory with over net 1,500 identified drilling locations Experienced Management Team Proven gas finders and company builders Over 20 years of experience Management and Director ownership approximately 12.3%

APPENDIX

2006 initial CAPEX of $80 MM 32 gross (15 net) Riverbend Project wells Plant, pipeline and seismic D & C up to 3 gross Wyoming wells 2006 CAPEX Q101-Q301 Q401 Q102 Q202 Q302 Q402 2002 2003 2004 2005 2006E Q204 Q304 Q404 Q105 Q205 Q305 Q405 East 0 17.5 9.8 8.7 28 20 21.5 5.8 21 50 80 130 138.2 131.5 147.1 300.2 489.3 744.4 $MM 60% increase over 2004 Approx. $20 MM for plant, pipe, seismic and Wyoming

Riverbend Project
Uinta Basin, Utah

GASCO Energy



Key Pipelines
GSX Leases
GSX Pipelines
GSX Compression
C
GSX Blackhawk Test
GSX Operated Wells
Wells & Locations
Green River
Significant Potential Activity
Riverbend Area
Wilkin Ridge Area
Gate Canyon Area
West Desert Area
6 miles
Mapped area approximately 50 miles X 30 miles

Natural Gas Growth
33

COLORADO INTERSTATE GAS OVERTHRUST SOUTHERN STAR KMI KERN RIVER NORTHWEST PIPELINE TRANS COLORADO LOST CREEK CHEYENNE PLAINS EXISTING PIPELINES WYOMING INTERSTATE COMPANY (WIC) TRAILBLAZER WILLISTON BASIN INTERSTATE FORT UNION THUNDER CREEK QUESTAR PENDING/PROPOSED EXPANSIONS WBI GRASSLANDS BISON NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location OKLAHOMA ARIZONA NEW MEXICO POWDER RIVER GREEN RIVER Opal Cheyenne KANSAS SOUTH DAKOTA NEBRASKA MONTANA IDAHO COLORADO UTAH WYOMING CIG CIG Northwest CIG CIG KMI WY Questar Questar Northwest Trans Colorado Southern Star Interstate Kern River Williston Basin Interstate Williston Interstate Basin Fort Union Thunder Ck Lost Creek KMI CIG Cheyenne Plains UINTA/PICEANCE WIND RIVER WIC ENTEGRA KM - SEMPRA ROCKIES EXPRESS EL PASO - CONTINENTAL CONNECTOR DJ/EASTERN CO BIG HORN Continental Connector Sempra Rockies Express Source: Wyoming Pipeline Authority Rocky Mountain Infrastructure Rockies Express

Rockies Express 2 Bcf per day In-service 2008; $4B investment

Activity Not Keeping Up Source: EIA, BHI, Raymond James Increased rig count is not mitigating production decline + Katrina effect

Rockies Production by Basin Source: Northern Border & Wood McKenzie Uinta and GGRB comprise approx. 50% of Rockies production

Rockies Production vs. Takeaway Source: Williams Forecasted export capacity and local demand w/ Rockies Express in service

Questar NATGAS Price $/ MMBtu $6.00 / MMBtu Economic Base Case

GSX vs. EnerCom Index


1 .OILX -- ENERCOM INDEX Px0.055
2 Px1
3 GSX US Px14.1 USD
4 Px1
Range 1/ 6/06 To 8/11/06 Period W(D-W-M-Q-Y) Normalize Y(Y/N/O) Dates O
OILX - ENERCOM INDEX 104.21
GSX US 50.49
110
100
90
80
70
60
50
Feb
Mar
Apr
May
Jun
Jul
Aug

Selected GSX Holders*	Shares	Date
Advisory Research	11.3 MM	3/06
Morgan Stanley	6.7 MM	3/06
Keeley Asset Mgmt.	6.3 MM	6/06
Longwood Investment	3.8 MM	6/05
BFS US Special	3.9 MM	12/05
Penn Capital	3.4 MM	6/06
Dalton Greiner	3.1 MM	6/06
Jennison	2.1 MM	3/06
Sterling Johnson	1.8 MM	6/06
Renaissance Capital	1.6 MM	1/06
Janus Capital	1.3 MM	3/06
Mellon Bank Corp	1.3 MM	3/06

**Source: Bloomberg L.P.*

Research Coverage

- **A.G. Edwards:** ***Chris Pikul***
- **Ferris Baker Watts:** ***Paul Ferretti***
- **First Albany Capital:** ***Eric Hagen***
- **Howard Weil:** ***Jonathan Robert***
- **JPMorgan:** ***Rodney Clayton***
- **KeyBanc:** ***Kim Pacanovsky***
- **Petrie Parkman:** ***Larry Busnardo***
- **Simmons:** ***Robert Lynd***

Natural Gas Growth
40